                                                                      Exhibit 24

                                POWER OF ATTORNEY

        Know all by these presents, that the undersigned hereby constitutes and appoints David W. Knickel and William G. Neisel, or any of them acting without the other, the undersigned's true and lawful attorney-in-fact with full power and authority as hereinafter described to:

        prepare, execute in the undersigned's name and on the undersigned's behalf, and submit to the U.S. Securities and Exchange Commission (the "SEC") a
Form ID, including amendments thereto, and any other documents necessary or appropriate to obtain codes and passwords enabling the undersigned to make electronic filings with the SEC of reports required by Section 16(a) of the
Securities Exchange Act of 1934 (the "Exchange Act") or any rule or regulation of the SEC;

        execute for and on behalf of the undersigned (a) any Form 3, Form 4 and
Form 5 (including amendments thereto) in accordance with Section 16(a) of the
Exchange Act and the rules thereunder, (b) Form 144, (c) Schedule 13D or
Schedule 13G (including amendments thereto) in accordance with Sections 13(d)
and 13(g) of the Exchange Act, (d) Form 13F or Form 13H (including amendments thereto) in accordance with Sections 13(f) and 13(h) of the Exchange Act, and
(e) any other forms or reports the undersigned may be required to file in connection with the undersigned's ownership, acquisition or disposition of securities, in each case, only to the extent each form or schedule relates to the undersigned's beneficial ownership, acquisition or disposition of securities of a company required to file reports under the Exchange Act with the SEC (a
"Reporting Company"), including, without limitation, Hemisphere Media Group,
Inc. (the "Hemisphere") and Media General, Inc. ("Media General");

        do and perform any and all acts for and on behalf of the undersigned that may be necessary or desirable to prepare, complete and execute any such
Form 3, Form 4, Form 5, Form 144, Schedule 13D, Schedule 13G, Form 13F or Form
13H (including any amendments thereto) and timely deliver to and file the forms or schedules with the SEC, any stock exchange or quotation system, self-regulatory association or any other authority and provide a copy as required by law or advisable to such persons as the attorney-in-fact deems appropriate;

        seek or obtain as the undersigned's representative, and on the undersigned's behalf, information regarding transactions in any Reporting
Company's securities (including, without limitation, the securities of
Hemisphere and Media General) from any third party, including brokers, employee benefit plan administrators and trustees, and the undersigned hereby authorizes any such person to release any such information to such attorney-in-fact and approves and ratifies any such release of information; and

        take any other action of any type whatsoever in connection with the foregoing that, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact's discretion.

        The undersigned hereby grants to such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorney-in-fact, in serving in such capacity at the request of the undersigned, is not assuming nor relieving any of the undersigned's responsibilities to comply with Section 16 of the Exchange Act. The undersigned acknowledges that the foregoing attorney-in-fact does not assume (i) any liability for the undersigned's responsibility to comply with the requirement of the Exchange Act, (ii) any liability of the undersigned for any failure to comply with such requirements or
(iii) any obligation or liability of the undersigned for profit disgorgement under Section 16(b) of the Exchange Act.

        This Power of Attorney shall remain in full force and effect indefinitely, until revoked by the undersigned in a signed writing delivered to the foregoing attorney-in-fact. This Power of Attorney does not revoke any previously granted Power of Attorney regarding the subject matter.

        IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 23rd day of December 2014.

                                        /s/ John R. Muse
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                                                       Signature

                                        John R. Muse
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                                                       Print Name